Exhibit 4.2

AERPIO PHARMACEUTICALS, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK, $0.0001 PAR VALUE PER SHARE
This Certi?es That
SEE REVERSE FOR
CERTAIN DEFINITIONS
is the owner of
Fully Paid and Non-Assessable Common Stock, $0.0001 Par Value of
AERPIO PHARMACEUTICALS, INC. transferable on the books of this Corporation in person or by attorney upon surrender of this Certi?cate duly endorsed or assigned. This Certi?cate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certi?cate of Incorporation and the Bylaws of the Corporation, as now or hereafter amended. This Certi?cate is not valid until countersigned by the Transfer Agent. IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized of?cers and to be sealed with the facsimile seal of the Corporation.
Dated:
Countersigned:
AMERICAN STOCK TRANSFER TRUST& COMPANY, LLC 6201 15th Avenue Brooklyn, NY 11219
By
Transfer Agent and Registrar Authorized Of?cer
ASSISTANT TREASURER

AERPIO PHARMACEUTICALS, INC.
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC TRANSFER FEE: AS REQUIRED
The following abbreviations, when used in the inscription on the face of this certi?cate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM— as tenants in common
TEN ENT— as tenants by the entireties UNIF GIFT MIN ACT—            Custodian             JT TEN — as joint tenants with right (Cust) (Minor) of survivorship and not as under Uniform Gifts to Minors tenants in common
Act
Additional abbreviations may also be used though not in the above list. (State)

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
FOR VALUE RECEIVED,             hereby sell, assign and transfer unto

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

            Shares of the Common Stock represented by the within Certi?cate and do hereby irrevocably constitute and appoint
            Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.
Dated:            20            ,
Signature: X
Signature(s) Guaranteed:
Signature: X
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.